UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant’s Certifying Accountant.

(b)  On November 14, 2022, the Audit Committee of the Board of Directors of Standard Premium Finance Holdings, Inc. (the “Company”) engaged Assurance Dimensions, Inc. to serve as the Company’s independent registered public accounting firm to audit the restated consolidated statement of cash flows for the year ended December 31, 2021 of the Company to be included in an amended Form 10-K for the year ended December 31, 2021 which will be filed with the Securities and Exchange Commission. See Item 4.02 for further information regarding such restatement.

During the two most recent fiscal years ended December 31, 2021 and 2020 and through the date the Company selected Assurance Dimensions, Inc. as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Assurance Dimensions, Inc. regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On November 14, 2022, the Audit Committee of the Board of Directors of Standard Premium Finance Holdings, Inc. (the “Company”), after consultation with management and discussions with its reviewing independent registered public accounting firm for its Form 10-Q for the fiscal quarter ended September 30, 2022, concluded that the Company’s previously issued financial statements for the year ended December 31, 2021 (the “Relevant Period”) should be restated and should no longer be relied upon.

In connection with preparing its financial statements for the quarter ended September 30, 2022, the Company determined that it incorrectly classified its Increase/Decrease in Premium Finance Contracts Receivable as operating activities in the Consolidated Statements of Cash Flows. Beginning in the third quarter of 2022, the Company adjusted its consolidated statements of cash flows to present Increase/Decrease in Premium Finance Contracts Receivable as investing activities.

Although these changes are non-cash items and do not change the Company’s reported operating revenues, operating costs and expenses, income or earnings per share, the Company determined that these changes have a material impact on the as filed financial statements for the Relevant Period, and as a result, the restatement of the Relevant Period is required.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: November 15, 2022	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer